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                        METROPOLITAN SERIES FUND, INC.

                         MFS Investors Trust Portfolio

                         Supplement Dated June 1, 2004
                        to Prospectus Dated May 1, 2004

   Effective June 30, 2004, in the section of the prospectus describing the MFS Investors Trust Portfolio, the second paragraph under "Portfolio Management" is deleted and replaced with the following:

   The Portfolio is managed by John D. Laupheimer, Jr., an MFS Senior Vice President, and T. Kevin Beatty, an MFS Vice President. Mr. Laupheimer has been a manager of the Portfolio since its inception. He has been employed in the MFS investment management area since 1981. Mr. Beatty has been a manager of the Portfolio since June 2004. He has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Beatty was an investment research analyst at Fleet Investment Advisors, Inc.